Exhibit 10.4

Addendum No. 8 to

Contract No. 840/08625142/25/158-15 dtd. 2015.12.07

Date of signature: 14.12.2018

THE SELLER

Joint Stock Company «Isotope»,

(JSC «Isotope»)

Pogodinskaya str., 22, Moscow, 119435, Russia.

Phone: +7(499) 245-01-18, 245-13-81.

THE BUYER

The Company IsoRay Medical Inc.

350 Hills Street, Suite 106

Richland, WA 99354-5411 USA

THE BUYER and THE SELLERS have mutually agreed about the following:

1.	Validity of the present Contract is extended till December 31, 2019.
2.	Total activity of additional shipments of the Goods during Q1-Q2 2019 will not exceed [**].
3.	Until May 31, 2019 the Parties shall agree on volumes and price of the Goods, supplied during Q3-Q4 2019, and shall sign a new Contract.

Amount of the Contract increases for [**] USD and equals to [**] USD ([**] US Dollars Only).

The present addendum is the integral part of contract 840/08625142/25/158-15 and may be signed by E-mail.

All other terms and conditions are in accordance with Contract No. 840/08625142/25/158-15, Appendices 1 and 2, Addenda 1, 2, 3, 4, 5, 7.

THE SELLER	THE BUYER

/s/ Boris Akakiev	/s/ William Cavanagh
Boris Akakiev	W. Cavanagh
Advisor to Director General	21 Dec 2018
JSC Isotope	IsoRay - COO